AMENDMENT NO.1 TO THE AGREEMENT AND DECLARATION OF TRUST OF

                           FLOATING RATE MASTER TRUST



      Article I, Section 1.01 of the Declaration of Trust is hereby amended in its entirety as follows:

            1.01 Name. The Delaware statutory business trust established hereby shall be known as the "Franklin Floating Rate Master Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

            In witness whereof, the Trustees named below, being all of the Trustees of the Trust, do hereby execute this Amendment No. 1 on this 21st day of March 2000.


                                                 /s/ Frank H. Abbott, III
                                                 -----------------------------
                                                 Frank H. Abbott, III, Trustee


                                                 /s/ S. Joseph Fortunato
                                                 -----------------------------
                                                 S. Joseph Fortunato, Trustee


                                                 /s/ Charles B. Johnson
                                                 -----------------------------
                                                 Charles B. Johnson, Trustee


                                                 /s/ Frank W.T. LaHaye
                                                 -----------------------------
                                                 Frank W.T. LaHaye, Trustee


                                                 /s/ Harris J. Ashton
                                                 -----------------------------
                                                 Harris J. Ashton, Trustee


                                                 /s/ Edith E. Holiday
                                                 -----------------------------
                                                 Edith E. Holiday, Trustee


                                                 /s/ Rupert H. Johnson, Jr.
                                                 -----------------------------
                                                 Rupert H. Johnson, Jr., Trustee


                                                 /s/ Gordon S. Macklin
                                                 -----------------------------
                                                 Gordon S. Macklin, Trustee